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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 1, 2001
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                         Wells Real Estate Fund II-OW
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            (Exact name of registrant as specified in its charter)


                                    Georgia
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                (State or other jurisdiction of incorporation)


      0-17876                                                         58-1754703
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(Commission File Number)                       (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
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________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 2.  Sale of Assets

The Cherokee Property

     On October 1, 2001, Fund I, II, II-OW, VI and VII Associates, a Georgia joint venture partnership among Wells Real Estate Fund I, the Fund II-Fund II-OW Joint Venture, Wells Real Estate Fund VI, L.P. and Wells Real Estate Fund VII, L.P (the "Joint Venture") sold a retail shopping center known as Cherokee Commons Shopping Center located in Cherokee County, Georgia (the "Cherokee Property") for $8,660,000. The Fund II-Fund II-OW Joint Venture is a joint venture between Wells Real Estate Fund II-OW (the "Registrant") and Wells Real Estate Fund II in which the Registrant owns approximately a 5% equity percentage interest and Wells Real Estate Fund II owns approximately a 95% equity percentage interest.

     The Cherokee Property consists of approximately 103,755 net rentable square feet and is anchored by a 67,115 square foot lease with Kroger Food/Drug ("Kroger") which expires in 2011. As of December 31, 2000, the Cherokee Property was approximately 98% occupied by 22 tenants, including Kroger.

     As of December 31, 2000, Wells Real Estate Fund I had contributed property consisting of its interest in the Cherokee Property having a book value of $2,139,900 and held an equity percentage interest of approximately 24%, the Fund II-Fund II-OW Joint Venture had contributed property consisting of its interest in the Cherokee Property having a book value of $4,860,100 and held an equity percentage interest of approximately 54%, Wells Fund VI had contributed cash in the amount of $953,798 and held an equity percentage interest of approximately 11% and Wells Fund VII had contributed cash in the amount of $953,798 and held and equity percentage interest of approximately 11% in the Joint Venture.

     The net proceeds to the Registrant as a result of the sale of the Cherokee Property were $245,685. The Registrant recorded a gain of $51,694 from the sale of the Cherokee Property.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WELLS REAL ESTATE FUND II-OW
                                    Registrant


                                    By:    /s/ Leo F. Wells, III
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                                       Leo F. Wells, III, as General Partner and
                                       as President and sole Director of Wells
                                       Capital, Inc., General Partner

Date:  October 10, 2001

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